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                                                                   EXHIBIT 10.08




                  AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT, dated as of December 20, 2000, (this "AGREEMENT"), is entered into between American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the "COMPANY"), and Richard E. Dauch (the "SELLER").

                                   BACKGROUND

         1. Seller previously incurred indebtedness in connection with his earlier investment in the Company, and Seller intends to sell shares of Common Stock, par value $0.01 per share, of the Company ("COMMON STOCK") in order to generate $21,341,352.49 of sale proceeds in order that he might have the funds to repay such indebtedness, the accrued and unpaid interest thereon, and the amount of estimated tax liability of Seller in connection with such sale (the number of shares of Common Stock being sold in accordance with this Agreement to generate such proceeds, the "REPURCHASED SHARES");

         2. Seller has requested that the Company agree to purchase from Seller the Repurchased Shares upon the terms and conditions set forth herein;

         3. The Company is willing to purchase the Repurchased Shares from Seller on the terms of this Agreement and in consideration of Seller extending the terms of his employment agreement with the Company through the Amendment to Employment Agreement being entered into at the same time this Agreement is entered into; and

         4. In consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I
                                SALE AND PURCHASE


         1.1      AGREEMENT TO SELL AND PURCHASE

         On the Closing Date (as defined in Section 1.2), subject to the terms and conditions of this Agreement, the Seller will sell, assign, transfer and deliver to the Company, and the Company will purchase from Seller, all of the Seller's right, title and interest in and to the Repurchased Shares owned by the Seller for an aggregate purchase price of $21,341,352.49 The number of Repurchased Shares will be calculated by dividing $21,341,352.49 by the Current Market Price (as defined in Section 1.3) as the Closing Date.

         1.2   THE CLOSING

         Unless this Agreement shall have been terminated and the contemplated transactions shall have been abandoned in accordance with Section 5.1 hereof, and subject to the terms and conditions of this Agreement, the sale and purchase of the Repurchased Shares shall take place at a closing (the "Closing") at the offices of American Axle & Manufacturing Holdings, Inc., 1840 Holbrook Avenue, Detroit, MI 48212-3488 as soon as practicable but no later than January 31, 2001 (the "CLOSING DATE").





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         (a)    DELIVERIES BY THE SELLER. At or prior to the Closing Date, the
Seller will deliver to the Company, against delivery by the Company of the purchase price in accordance with Section 1.1, stock certificates representing the Repurchased Shares, duly endorsed for transfer to the Company by the Seller or accompanied by stock powers duly executed in favor of the Company, and, in either case, accompanied by such other documents as may be necessary to transfer record ownership of such Common Stock on the stock transfer books of the Company together with evidence of payment of any applicable transfer and documentary stamp taxes and other fees; and

         (b) DELIVERIES BY THE COMPANY. The Company will wire transfer to the bank account specified in writing by the Seller immediately available funds in the amount of the purchase price in accordance with Section 1.1, against delivery by the Seller of certificates representing the Repurchased Shares.

         1.3   CURRENT MARKET PRICE

         The "Current Market Price" for purposes of this Agreement is the average closing price of the Common Stock during the last five trading days ending prior to the Closing Date, as reported on the New York Stock Exchange.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1      REPRESENTATIONS OF THE SELLER

         The Seller represents and warrants to the Company that:

         (a) on the date hereof the Seller has, and on the Closing Date the Seller will have, good, valid and marketable title to the Repurchased Shares, free and clear of all adverse claims;

         (b) the Seller has sole voting power and sole power of disposition with respect to all of the Repurchased Shares, with no restrictions on the Seller's rights of disposition pertaining thereto;

         (c) neither the execution, delivery and performance of this Agreement by the Seller nor the consummation by the Seller of the transactions contemplated hereby will require any consent, approval or notice under, constitute a violation of, or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind by which the Seller is bound;

         (d) except as required under the Securities Exchange Act of 1934, as amended, no consent, approval or authorization of, or exemption by, or filing with, or notice to, any governmental or regulatory authority is required in connection with the execution and delivery of this Agreement by the Seller or the consummation by it of the transactions contemplated hereby;



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         (e)   this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms; and

         (f) the foregoing representations of the Seller will survive the Closing.

         2.2   REPRESENTATIONS OF THE COMPANY

         The Company represents and warrants to the Seller that:

         (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware;

         (b) the Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

         (c) neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will violate any applicable state law or require any consent, approval or notice under, constitute a violation of, or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind by which the Company is bound;

         (d) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by its Board of Directors, and no other corporate action on the part of the Company is required therefor;

         (e) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms;


         (f) except as required under the Securities Exchange Act of 1934, as amended, no consent, approval or authorization of, or exemption by, or filing with, or notice to, any governmental or regulatory authority is required in connection with the execution and delivery of this Agreement by the Company or the consummation by it of the transactions contemplated hereby; and

         (g) the foregoing representations of the Company will survive the Closing.

                                   ARTICLE III
                                    COVENANTS


         3.1      FURTHER ASSURANCES.

         Subject to the terms and conditions hereof, the Company and the Seller agree to use their reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby. Neither the Company nor the Seller shall take any action inconsistent with their respective obligations under this Agreement or which could materially hinder or delay the consummation of the transactions contemplated hereby.


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                                   ARTICLE IV
                                   CONDITIONS


         4.1      CONDITIONS

         The respective obligations of each party to effect the Closing under this Agreement is subject to the satisfaction (or, where permissible, waiver by the party entitled to the benefits thereof), at or prior to the Closing, of each of the following conditions:

         (a) each of the representations and warranties of the parties contained herein shall be true in all respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall be true in all respects as of such specified date;

         (b) no preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States or by any United States federal or state governmental or regulatory body nor any statute, rule, regulation or order of any United States, federal or state governmental authority shall be in effect which restrains, enjoins or otherwise prohibits the Company or the Seller from purchasing and selling, the Repurchased Shares.

                                    ARTICLE V
                                   TERMINATION


         5.1   TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a)   by the mutual written consent of the Company and the Seller; or

         (b) by the Company or the Seller in writing, if any federal or state court of competent jurisdiction in the United States or any United States governmental or regulatory body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby.

         5.2   EFFECT OF TERMINATION

         In the event of the termination of this Agreement pursuant to Section 5.1, this Agreement shall be of no further force and effect and there shall be no liability on the part of the Company or the Seller hereunder.







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                                   ARTICLE VI
                                  MISCELLANEOUS


         6.1   SUCCESSORS AND ASSIGNS

         This Agreement shall not be assignable by the Seller without the prior written consent of the Company or by the Company without the prior written consent of the Seller, except that the Company in its sole discretion may assign any of its rights under this Agreement to any of its affiliates. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         6.2   AMENDMENTS

         No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in a writing and signed by or on behalf of the Company and by or on behalf of the Seller.

         6.3   GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof.

         6.4   NOTICES

         Any notices, requests, demands, waivers and other communications required or permitted to be given hereunder to the Company shall be addressed to the Company in care of its Secretary at the principal executive office of the Company, and any notice required to be given hereunder to the Seller shall be sent to the Seller's address as shown on the records of the Company.

         6.5   ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

         6.6   COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.




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         6.7   STATUS OF TRANSACTION

         The terms of the Recapitalization and Stock Purchase Agreement, dated as of September 19, 1997, among the Company (as successor to American Axle & Manufacturing of Michigan, Inc.), the Seller and the other parties thereto are hereby amended to provide that the purchase of the Repurchased Shares shall also be deemed to occur under the terms of and in accordance with such Recapitalization and Stock Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                          AMERICAN AXLE & MANUFACTURING
                          HOLDINGS, INC.



                          By:   /s/ Patrick S. Lancaster
                                ----------------------------------
                                Name:    Patrick S. Lancaster
                                Title:   Vice President & Secretary


Agreed and acknowledged as
of the date first above written:

/s/ Richard E. Dauch
----------------------------------
Richard E. Dauch




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